EXHIBIT 99.2


                        CONFIDENTIAL SETTLEMENT AGREEMENT
                                       AND
                            MUTUAL RELEASE OF CLAIMS

         This Settlement Agreement and Mutual Release of Claims ("Agreement") is entered into by and between Mike Meader ("Meader" or "Employee") and Genius Products, Inc. and any and all predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and future directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan (all collectively referred to as "Genius" or "Employer") (collectively the "Parties").

         1. TERMINATION OF EMPLOYMENT. Employee has voluntarily resigned from employment with Employer, effective July 28, 2005 (the "Resignation Date"). Employer will consider Employee's termination to be a resignation. Upon execution of this Agreement, Employee will be paid all salary through the resignation date and thirteen weeks' accrued vacation.

         2. SETTLEMENT AMOUNT AND CONSIDERATION TO EMPLOYEE. In consideration of and in return for the covenants and promises contained in this Agreement, and as full and final compensation to Employee for all services as an employee:

                  A. Employee shall receive from Employer, severance for twelve months, totaling TWO HUNDRED SEVENTEEN THOUSAND TWO HUNDRED FIFTY DOLLARS ($217,250.00), subject to standard payroll deductions and withholdings, payable in accordance with regular company payroll practice, and on the same terms and conditions Moeller received his salary, beginning at the conclusion of the Separation and Retention Agreement signed by the Parties effective the date this Agreement is signed. Employee is responsible for any and all tax liability that does or may result from his receipt of this payment. Employee acknowledges and agrees that Employer has made no representation as to Employee's tax liability.

                  B. Employee will retain any award of stock options previously vested and unvested as of the resignation date, and retain the ability to exercise same pursuant to the applicable stock option agreement(s). Employee will receive 209,000 additional vested stock options, which shall be granted as of the Resignation Date. Such options shall be granted pursuant to the 2004 Stock Incentive Plan, shall have a strike price of the fair market value of the Employer's common stock on the Resignation Dale and shall be exercisable for five (5) years from date of grant. Any and all unvested stock options shall vest immediately upon the resignation date. A schedule of current Stock Options ownership is attached to this Agreement as Exhibit "A."

                  C. Employee shall have health insurance paid for by the Company (whether group health insurance or COBRA benefits) for twelve (12) months beginning at the conclusion of the Separation and Retention Agreement, subject to the same terms and conditions he and/or his family received health insurance benefits before the resignation date. The Company shall have the sole discretion to decide whether to allow Employee to remain on group insurance, or require Employee to elect COBRA benefits. If Employee obtains health insurance through a subsequent employer, the duty to reimburse for health insurance benefits shall cease on the date such subsequent insurance takes effect.

                  D. Employee acknowledges and agrees that the payment provided coupled with the payments made under the Separation and Retention Agreement signed by the Parties the date this Agreement is signed is not otherwise due or owing to Employee under any employment agreement (oral or written) between Employer and Employee, policy or practice of Employer, or requirement under state or federal law.

                  E. Employer warrants and Employee acknowledges that the agreements described under this Paragraph 2 constitute full payment of any and all claims or every nature and kind arising out of or relating in any way to Employee's employment by Employer or the resignation thereof, benefits owed, or any other claims as outlined below.

                  F. Employee acknowledges that he has shared all concerns and issues that he is aware of to the Employee's management and that to his knowledge, Employer has taken reasonable and appropriate steps to address all such issues and concerns.

                  G. Employer shall reimburse Employee's reasonable legal fees and expenses in connection with the negotiation and execution of this Agreement and the Retention Agreement, in an amount not to exceed $3,0O0.0O.

                  H. Employer waives any right that may exist to repurchase any shares of Employer's stock held by Employee. Upon written request of Employee, Employer shall file a Prospectus Supplement with the Securities and Exchange Commission, and any other documentation necessary to facilitate lawful sales of Employer's securities held by Employee.

         3. RETENTION AGREEMENT. Employee is to be hired as an employee of Genius beginning the date this Agreement is signed (the "Retention Period"), as detailed in the Separation and Retention Agreement attached hereto as Exhibit "B."

         4. EMPLOYEE'S RELEASE OF ALL CLAIMS AGAINST EMPLOYER.

                  A. In consideration of the covenants and other benefits described herein, which Employee would otherwise not be entitled to except for signing this Agreement, Employee does hereby unconditionally, irrevocably, and absolutely release and discharge Employer, and any and all predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and future directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan from any and all loss, liability, claims, demands, causes of action or suits of any type, whether in law or in equity, related directly or indirectly, or in any way connected with any transaction, affairs, or occurrences between them, including, without limitation, Employee's employment with Employer and/or the termination of said employment (whether known or unknown to Employee and including any continuing effects of any acts or practices before the date of execution of this Agreement). This Agreement specifically applies, without limitation, to a release of any and all contract or tort claims, claims for wrongful termination,retaliation, employment discrimination, sexual harassment, emotional distress, fraud, misrepresentation, defamation, interference with prospective economic advantage, failure to pay wages due or other monies owed, including, without limitation, severance, overtime compensation, accrued and unused vacation, and claims arising under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Equal Pay Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the California Family Rights Act, The Older Workers' Benefit Protection Act of 1990, the Age Discrimination in Employment Act, the California Fair Employment and Housing Act, the Occupational Safety and Health Act, the Sarbanes-Oxley Act of 2002, the California Labor Code, including, without limitation, section 1101, ET-SEQ., any applicable California Industrial Wage Orders, all as amended, and any other local, state or federal law, rule, or regulation relating to or affecting Employee's employment by Employer and/or the termination of said employment. Nothing in this release is intended to waive Employee's rights to workers' compensation benefits, pension, any right to indemnity or defense in the event Employee is named as a defendant in a lawsuit arising out of his employment for Genius. Employee's rights to stock options, warrants or stock of Employer shall be governed by the provisions of this Agreement and/or the Retention Agreement, and, to the extent not inconsistent therewith, applicable option agreements, option plans or other existing written agreements pertaining to stock options, warrants or common stock of the Employer.

                  B. Employee irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf, in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to the matters released above, it being the intention of the Parties that with the execution by Employee of this Agreement, Employer and any and all predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and fixture directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan will be irrevocably, absolutely, unconditionally, and forever discharged of and from all obligations to or on behalf of Employee related in any way to the matters discharged herein. If Employee should bring any action arising out of the subject matter covered by this Agreement, Employee understands and agrees that he will, at the option of Employer, be considered in breach of this Agreement and shall he required to immediately return any and all funds received pursuant to this Agreement. Furthermore, if Employer should prevail concerning any or all of the issues so presented, Employee shall pay to Employer all of its costs and expenses of defense, including Employer's attorneys' fees.

         5. EMPLOYER'S RELEASE OF ALL CLAIMS AGAINST EMPLOYEE. Employer, for itself, its predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and future directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan and each of them, does hereby unconditionally, irrevocably and absolutely release and discharge Employee, her heirs, successors, assigns, executors, agents and attorneys from any and all loss, liability, claims, demands, causes of action or suits of any type, whether in law and/or in equity, related directly or indirectly, or in any way connected with any transaction, affairs or occurrences between them to date, including, but not limited to, Employee's employment with Employer and/or the termination of said employment, and Employee's service as a director or officer of Employer.

         6. UNKNOWN CLAIMS. The Parties understand and agree that this Agreement extends to all claims of every nature, known or unknown, suspected or unsuspected, past or present, and that any and all rights granted to the Parties under Section 1542 of the California Civil Code or any analogous federal law or regulation are hereby expressly waived. Section 1542 provides;

         "A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         The Parties certify that they have read all of this Agreement, including the release provisions contained herein and the quoted Civil Code section, and that they fully understand all the same.

         7.       CONFIDENTIALITY.

                  A. The Parties agree and promise that the terms and conditions of this Agreement (including, but not limited to, the fact and amount of payment), and all communications relating to this Agreement and its terms (collectively the "Confidential Matters"), shall not be, and have not been to the best of their knowledge, described or discussed, or caused to be described or discussed in any manner, either written or oral, directly or indirectly, with any person, organization, company or entity other than the Parties' respective counsel and/or financial advisors. Notwithstanding the prohibition in the preceding sentence: (i) Meader may disclose this Agreement, in confidence, to his immediate family; (ii) the Parties may disclose this Agreement in confidence to their respective attorneys, accountants, auditors, tax preparers, and financial advisors; (iii) the Company may disclose this Agreement as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; (iv) the parties may disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law; and (v) the Company may disclose the terms of this Agreement to Directors and management level employees on a need to know basis. EMPLOYEE SPECIFICALLY AGREES NOT TO DISCLOSE THE TERMS OF THIS AGREEMENT TO OTHER CURRENT OR FORMER EMPLOYEES 0F EMPLOYER.

                  B. The Parties agree and promise to avoid any and all publicity with respect to this Agreement and/or any of its terms or conditions and specifically agree and promise not to describe or discuss the Confidential Matters with any person or entity. It shall not be a violation for the Parties to disclose Confidential Matters to their spouses or their professional legal and tax advisors so long as they maintain the confidentiality.

         In the event any person or entity asks Employee or Employer about any issues relating to Employee's employment with Employer and/or her resignation of employment, Employee and Employer shall agree to provide an agreed-upon letter of recommendation and further respond only that "the matter has been resolved," and refuse to discuss any such matters further. If Employer receives requests for employment references regarding Employee, Employer will only provide dates of employment, salary information, and title to prospective employers, and neither this Agreement nor the events and/or allegations leading up to this Agreement shall be mentioned. During the pendency of the consultant period, Employee may represent himself as former President for purposes of seeking other employment. Any requests for employment references shall be directed to Trevor Drinkwater. Nothing in this agreement shall prevent Employer from providing a positive reference regarding Employee or detailing his accomplishments with Employer. Any breach of the confidentiality by any of the Parties shall be deemed to be a material breach of this confidentiality provision by the Party.

                  C. The Parties agree that the provisions of this section of this Agreement are to be liberally construed for the purpose of protecting the confidentiality of the Confidential Matters, and stipulate and agree that any violation of the provisions of this section of this Agreement shall he deemed to be a material breach of the Agreement.

                  D. Nothing in this confidentiality provision shall be construed as prohibiting any disclosure of information required by law.

         8. CONFIDENTIAL INFORMATION, TRADE SECRETS AND COMPANY PROPERTY. Employee acknowledges that all confidential materials, records and documents, including, without limitation, all company property, files, e-mails and other electronic information concerning Employer that have come into Employee's possession during his employment with Employer will be returned to Employer on or before the end of the Consulting Period. Employee specifically agrees to electronically return all work-related e-mails and not retain hard copies or electronic copies. Employee agrees not to disclose to any person or entity, including any competitor of Employer and any future employer, any of Employer's trade secrets or other confidential information. Employee acknowledges all Employer's property obtained during the course of his employment with Employer has been returned to employer. Employee further agrees that he will not, for any reason, disclose to others for the benefit of anyone other than Employer any trade secret, confidential or proprietary information, including, without limitation, information relating to Employer's customers, employees, consultants, affiliates, products, know-how, techniques, intellectual property, computer systems, programs, policies and procedures, software programs, research projects, future developments, costs, profits, pricing and/or marketing, attorney-client communications, customer business information. Employee further understands and agrees that the use of any trade secret, confidential or proprietary information belonging to Employer shall be a material breach of this Agreement.

         B. OTHER WORK ACTIVITIES. In Order to protect the trade secrets and confidential and proprietary information of the Company, Meader agrees that, during the Severance Period, he will not obtain employment, perform work for any business entity, or engage in any other work activity which is in competition, or is preparing to compete, with the Company ("Competitive Activity") without written approval from the Company. For purposes of this section, performing work fur a business entity or engaging in a work activity shall be considered in competition with the Company if (i) such employment or work is in a business in which the Company is actively involvcd both on the Separation Date and at the time Meader obtains such employment, performs such work for a business entity or engages in such other work activity; and (ii) businesses in which the Company plans to engage as of the Separation Date, but only if Meader was actively involved in developing the strategic plans to engage in such business. For purposes of this section, the holding of less than one percent (1%) of the outstanding voting securities of any firm or business organization in competition with the Company shall not constitute activities or services precluded by this paragraph. Meader agrees to notify the Company, in writing, at least ten (10) business days before engaging in any work for any business purpose other than work for the Company. In the event that Meader is informed by the Company that any such work constitutes Competitive Activity, and he subsequently engages in such Competitive Activity, the Severanee Period shall end immediately and all obligations by the Company to pay Severance shalt end immediateiy. Such Competitive Activity shall he considered a material breach of this Agreement.

         9. NON-DISPARAGEMENT. The Parties agree not to make and/or publish any derogatory or adverse statements, written or verbal, which tend to criticize or discredit the other, except as required by law.

         10. FUTURE EMPLOYMENT. Employee agrees that Employer shall not be in any way obligated to offer employment to Employee or to hire him for any reason, regardless of the circumstances, at any time on or after the date of this Agreement. Employee agrees that he shall not apply for nor accept any such employment, with the exception of the duties and responsibilities he has agreed to perform as outlined in the Separation and Consulting Agreement effective July 29, 2005. Employee acknowledges that any such application for employment may be denied and agrees to waive any and all claims arising out of or related to his application and/or the denial of such employment.

         11. NO ADMISSION OF LIABILITY. This Agreement is a compromise and settlement of all disputed and potentially disputed claims being released, and therefore this Agreement and the payments provided for in this Agreement do not constitute an admission of liability on the part of the Parties, or an admission, directly or by implication, that any of them have violated any law, rule, regulation, policy or any contractual right or other obligation owed to any party or to Employee. Employer specifically by this Agreement denies all allegations of improper or unlawful conduct made by Employee. The Parties merely intend, by entering into this Agreement, to avoid litigation.

         12. NO ASSIGNMENT OR TRANSFER CLAIMS. The Parties represent and warrant that they have not assigned or transferred to any other person or entity any rights, claims or causes of action released and discharged, and no other person or entity has any interest in the matters released and discharged, except as disclosed by the terms of this Agreement.

         13. ENTIRE AGREEMENT. The Parties declare and represent that no promise, inducement or agreement not expressed in this Agreement or in the Separation and Retention Agreement or applicable stock option plans or other documents concerning Employee's stock options, warrants or shares of stock, has been made to them and that this Agreement contains the full and entire agreement between the Parties, and that the terms of this Agreement are contractual and not a mere recital.

         14. APPLICABLE LAW. The validity, interpretation, and performance of this Agreement shall be construed and interpreted according to the law of the State of California. To that end, this Agreement is binding on the Parties pursuant to Section 664.6 of the California Code of Civil Procedure, even though no lawsuit or claim has been filed.

         15. MEDIATION OR DISPUTES. Any dispute arising out of this Agreement or Employee's employment and/or termination of said employment shall be mediated before the Hon. Vincent DiFiglia (Ret.) or any other mutually agreed mediator, before filing suit. The parties shall bear the cost of mediation equally.

         16. ATTORNEYS' FEES. In any dispute involving this Agreement, the prevailing party shall be entitled to attorneys' fees and costs.

         17. COMPLETE DEFENSE. This Agreement may be pleaded as a full and complete defense against any action, suit or proceeding, which may be prosecuted, instituted or attempted by either of the Parties.

         l8. SEVERABILITY. If any provision of this Agreement, or part, is held invalid, void or voidable against public policy or otherwise, the invalidity shall not affect other provisions, or parts, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.

         19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.

         20. COUNTERPARTS. This Agreement may be signed in counterparts. A facsimile signature shall have the same force and effect as an original signature, and trigger the obligations under this Agreement.

         The Parties have read this Agreement and know its contents and fully understand it. The Parties acknowledge that they have fully discussed this Agreement with their respective attorneys to the extent desired and fully understand the consequences of this Agreement. No party is being influenced by any statement made by or on behalf of any of the other party to this Agreement. The Parties have relied and are relying solely upon their belief and knowledge of the nature, extent, effect and consequences relating to this Agreement and/or upon the advice of their own legal counsel concerning the consequences of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the dates shown below.



DATED:   July 29, 2005                       /S/ MIKE MEADER
       -----------------                     ---------------------------------
                                             MIKE MEADER


DATED:   July 29, 2005                       GENIUS PRODUCTS, INC.
       -----------------

                                             /S/ Trevor Drinkwater
                                             ---------------------------------
                                             By: Trevor Drinkwater
                                                 -----------------------------
                                             Its: CEO
                                                  ----------------------------